Filed pursuant to Rule 497(e)
Registration Nos. 333-86348; 811-21079

Hatteras Alpha Hedged Strategies Fund
Hatteras Managed Futures Strategies Fund

each a series of Hatteras Alternative Mutual Funds Trust

No Load | Class A | Class C | Institutional Class

September 11, 2014

Supplement to the Prospectus and
Statement of Additional Information (“SAI”)
dated April 30, 2014, as previously supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Effective September 4, 2014, Mark Chapin, a principal and Managing Member of Revolution Capital Management, LLC (“Revolution”), a Trading Advisor to the Underlying Funds Trust that previously managed a portion of the Underlying Funds’ assets, resigned from Revolution.  In connection with Mr. Chapin’s resignation, Revolution underwent a change in control that resulted in the automatic termination of the Underlying Funds Trust’s existing Trading Agreement with Revolution.  Therefore, effective immediately, Revolution is no longer a Trading Advisor to the Underlying Funds Trust and all references to Revolution in the Prospectus and SAI are deleted in their entirety and should be disregarded.

Please retain this Supplement with your
Prospectus and SAI for future reference.